Exhibit 10.1

                         AGREEMENT TO FACILITATE MERGER

     This Agreement to Facilitate Merger (this "Agreement") is made and entered into as of [_________], 2005, between CORILLIAN CORPORATION, an Oregon corporation ("Acquiror"), and the undersigned stockholder ("Stockholder") of INTELIDATA TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, Acquiror, the Company and [MERGER SUB], a Delaware corporation and wholly owned subsidiary of Acquiror ("Merger Sub"), have entered into an Agreement and Plan of Merger (the "Merger Agreement") which provides for the merger (the "Merger") of the Company with and into Merger Sub. Pursuant to the Merger, each share of common stock, par value $0.001 per share, of the Company ("Company Common Stock") issued and outstanding immediately prior to the effective time of the Merger (other than Cancelled Shares, as defined in the Merger Agreement) will be converted into the right to receive (i) a certain fraction of a share of common stock, no par value, of Acquiror and (ii) a cash payment, each on the basis described in the Merger Agreement.

     B. Stockholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of Shares as is indicated on the final page of this Agreement.

     C. As a condition to its willingness to enter into the Merger Agreement, Acquiror has required that Stockholder enter into this Agreement, and Stockholder is willing to enter into this Agreement in order to induce Acquiror to enter into the Merger Agreement.

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

     1. Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings specified:

          1.1 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          1.2 "Expiration Time" shall mean the earlier to occur of (i) the Effective Time (as such term is defined in the Merger Agreement) of the Merger and (ii) the termination of the Merger Agreement pursuant to Article 7 thereof.

          1.3 "Person" means any individual, corporation, limited liability company, partnership, trust or other entity or governmental authority.

          1.4  "Shares"  means:  (a)  all  equity   securities  of  the  Company
     (including all shares of common stock or preferred stock, and all options, warrants and other rights to acquire shares of common stock or preferred stock) beneficially owned (as defined in Rule 13d-3 under the Exchange Act) by Stockholder as of the date of this Agreement and (b) all additional equity securities of the Company (including all additional shares of
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     common stock or preferred stock, and all additional  options,  warrants and other rights to acquire shares of common stock or preferred stock) over which Stockholder acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) during the period from the date of this Agreement through the Expiration Time.

          1.5 A Person  shall be  deemed  to have  effected  a  "Transfer"  of a security if such Person directly or indirectly: (a) sells, assigns, pledges, encumbers, grants an option with respect to, transfers, distributes or disposes of (by gift, operation of law or otherwise) such security or any interest in such security (except that the exercise of an option to purchase Shares by Stockholder shall not be deemed a Transfer);
     (b) enters into an agreement or commitment providing for the sale of, assignment of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of (by operation of law or otherwise) such security or any interest therein; or (c) tenders, or agrees or commits to tender, any Shares in a tender offer, exchange offer, or like transaction.

          1.6 All other capitalized terms not defined in this Agreement shall have the meanings accorded them in the Merger Agreement.

     2. Agreement to Retain Shares and Voting Rights.

          2.1 Transfer and Encumbrance. Stockholder shall not (except as may be specifically required by court order) Transfer any of the Shares or make any offer or agreement relating thereto at any time prior to the Expiration Time; provided, however, that nothing in this Agreement shall restrict Stockholder from (a) exercising any options to acquire shares of Company Common Stock, or (b) effecting any Transfer of the Shares (i) by will or applicable laws of descent and distribution or (ii) to any member of the immediate family of Stockholder, or to any trust the beneficial ownership of which is held by Stockholder or any such family member (each a "Permitted Transferee"), so long as such Permitted Transferee agrees in writing, in form and substance reasonably satisfactory to Acquiror, to be bound by the terms of this Agreement to the same extent as Stockholder is bound. Any purported Transfer in violation of this Agreement shall be null and void.

          2.2 Voting Rights. Stockholder shall not (except as may be specifically required by court order) deposit (or permit the deposit of) any of the Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Agreement at any time prior to the Expiration Time.

     3.  Agreement  to Vote  Shares.  At every  meeting of  stockholders  of the
Company  (or  any  adjournment  thereof)  called  with  respect  to  any  of the
following,   and  on  every  action  or  approval  by  written  consent  of  the stockholders of the Company with respect to any of the following, Stockholder shall vote the Shares in favor of approval of the Merger and the Merger
Agreement and any matter that could reasonably be expected to facilitate the Merger. Stockholder agrees not to take any actions contrary to Stockholder's obligations under this Agreement. Without limiting the generality of the foregoing, Stockholder shall vote against any proposal (other than
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the Merger  Agreement)  that could  reasonably  be expected to (a) result in any change in the directors of the Company, any change in the present capitalization of the Company or any amendment to the Company's Certificate of Incorporation or Bylaws if the effect of such amendment could reasonably be expected to materially impair the consummation of the Merger; (b) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; (c) impair in any material respect the Company's ability to perform its obligations under the Merger Agreement; or (d) otherwise prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement.

     4. No Solicitation. Prior to the Expiration Time, Stockholder shall not as a stockholder, either individually or through any representatives or agents (but may as an officer or director to the extent permitted by the Merger Agreement):
(a) solicit, initiate, encourage or otherwise facilitate any inquiry, offer, proposal or announcement that constitutes, or could be reasonably expected to lead to, an Acquisition Proposal; (b) enter into any agreement or letter of intent regarding, approve, endorse or recommend, an Acquisition Proposal; or (c) participate or engage in or encourage in any way negotiations or discussions concerning, or provide any non-public information to, any Person relating to, an Acquisition Proposal, or which may reasonably be expected to lead to, any
Acquisition Proposal. Upon execution of this Agreement, Stockholder shall (y) immediately terminate all discussions with any Person; and (z) promptly (but in any event within twenty-four hours) notify Acquiror if it receives an Acquisition Proposal or any inquiry reasonably likely to lead to an Acquisition Proposal or if any discussions or negotiations are sought to be initiated or continued with such Stockholder concerning an Acquisition Proposal.

     5. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder shall deliver to Acquiror a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the extent provided therein, with the total number of shares of outstanding capital stock of the Company beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by Stockholder and subject to the Proxy set forth therein.

     6. Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents and warrants to Acquiror that Stockholder (a) is the sole record and beneficial owner of the Shares, which at the date hereof and at all times up until the Expiration Time will be free and clear of any liens, claims, options, charges or other encumbrances; (b) does not beneficially own any shares of capital stock of the Company other than the Shares; and (c) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

     7. Additional Documents. Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Acquiror, to carry out the intent of this Agreement.

     8. Consent and Waiver. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which Stockholder is a party as a stockholder or pursuant to any rights Stockholder may have as a stockholder.
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     9. No Ownership  Interest.  Nothing  contained in this  Agreement  shall be deemed to vest in Acquiror any direct or indirect ownership or incidents of ownership of or with respect to any of the Shares, except as otherwise expressly provided herein. All rights, ownership and economic benefits of and relating to the Shares shall remain with, and belong to, Stockholder, and this Agreement shall not be deemed to authorize Acquiror to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or to direct Stockholder in the voting of any of the Shares, except as otherwise expressly provided herein.

     10. Termination. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Time.

     11. Miscellaneous.

          11.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          11.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other.

          11.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          11.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Acquiror will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Acquiror upon any such violation, Acquiror shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Acquiror at law or in equity.

          11.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or telecopy, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

         If to Acquiror:            CORILLIAN CORPORATION
                                    3400 N.W. John Olsen Place
                                    Hillsboro, OR 97124-5805
                                    Fax:  (503) 617-3911
                                    Attention: Alex Hart

         with a copy (which shall not constitute notice) to:

                                    Perkins Coie LLP
                                    1120 NW Couch Street, 10th Floor
                                    Portland, OR  97209
                                    Fax:  (503) 727-2222
                                    Attention:  Roy W. Tucker

         If to Stockholder:         To the address for notice set forth on the
                                    signature page hereof.

or to such other address as any party may have furnished to the other in writing in accordance herewith. Notices shall only be effective upon receipt.

          11.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws provision thereof.

          11.7 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

          11.8   Counterparts.   This  Agreement  may  be  executed  in  several
     counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          11.9  Effect  of  Headings.   The  section  headings  herein  are  for
     convenience only and shall not affect the construction of interpretation of this Agreement.

          11.10 Fiduciary Duty as Director or Officer. The parties hereto acknowledge and agree that Stockholder's obligations hereunder are solely in his or her capacity as a stockholder of the Company, and that none of the provisions herein set forth shall be deemed to restrict or limit any fiduciary duty the undersigned or any of his or her respective affiliates may have as a member of the Board of Directors of the Company or as an executive officer of the Company or restrict or limit any actions taken by the undersigned in his capacity as a member of the Board of Directors of the Company or as an executive officer of the Company; provided that no such duty shall excuse Stockholder from his or her obligations as a stockholder of the Company to vote Shares as herein provided and to otherwise comply with the terms and conditions of this Agreement.

          11.11 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (a) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) each such party understands and has considered the implications of this waiver, (c) each such party makes this waiver voluntarily, and (d) each such party has been induced to enter into this Agreement by, among other things, the waivers and certifications in this Section 11.11.

    [Remainder of page intentionally left blank. Signature page follows.]

                                 Signature Page
                                       to
                         Agreement to Facilitate Merger

         IN WITNESS WHEREOF, the parties have caused this Agreement to Facilitate Merger to be duly executed on the date and year first above written.

                              CORILLIAN CORPORATION

                         By:
                         Name:
                         Title:


                         STOCKHOLDER



                         Name:

                         Address:


                         Shares beneficially owned as of
the date hereof:

                                [__________] shares of InteliData
                                Technologies Corporation
                                Common Stock

                         Form of beneficial ownership:

                                [__________] shares are
                                currently held directly;
                                [__________] shares are
                                currently subject to
                                outstanding options.

                                                                       EXHIBIT A

                                IRREVOCABLE PROXY

     The undersigned stockholder of INTELIDATA TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), hereby irrevocably appoints [____________________] and [____________________] of CORILLIAN CORPORATION, an
Oregon corporation ("Acquiror"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of outstanding capital stock of the Company beneficially owned by the undersigned as of the date hereof, which shares are listed below (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until such time as that certain Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), by and among Acquiror, the Company and WIZARD ACQUISITION CORPORATION, a Delaware corporation and wholly owned subsidiary of Acquiror, shall be terminated in accordance with its terms or the Merger (as defined in the Merger Agreement) is effective, whichever first occurs. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

     This proxy is coupled with an interest and is irrevocable, is granted in order to secure the obligations under the Agreement to Facilitate Merger, dated as of the date hereof, between Acquiror and the undersigned stockholder (the "Agreement to Facilitate Merger"), and is granted in consideration of Acquiror entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to termination of the Merger Agreement to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of the stockholders of the Company, and in every written consent in lieu of such a meeting, or otherwise, in favor of the Merger and the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger.

     The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to termination of the Merger Agreement at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting, in favor of approval of the Merger and the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and may not exercise this proxy on any other matter. The undersigned stockholder may vote the Shares on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated:  [__________], 2005

Signature of Stockholder:
                           ------------------------------------------------

Print Name of Stockholder:
                            -----------------------------------------------

Shares beneficially owned as of the date hereof:

___________ shares of outstanding common stock, par value $0.001 per share, of InteliData Technologies Corporation